EXHIBIT  10.1
                                    RAPIDTRON

Date:  August  12,  2003
To:  Peter  Dermutz
From:  Steve  Meineke
Subject:  Amendment  to  Employment  Agreement  related  to  Stock  Options

This will memorialize an agreement between Rapidtron, Inc. and Peter Dermutz that amends the Employment Agreement dated January 17, 2003 between Rapidtron and John Creel, as amended on April 11, 2003 (the "Agreement"). Section 5.c of the Agreement is amended to extend the time for Rapidtron to adopt a stock option plan from July 31, 2003, until no later than September 15, 2003.

By signing below, each party hereby acknowledges and agrees to the foregoing amendment. Except as expressly modified herein, the Agreement shall continue in full force and effect and the parties hereby ratify and reaffirm the Agreement as modified herein.

RAPIDTRON,  INC.



               By:  /s/  Steve  Meineke
                    -----------------------------------------
                    Steve  Meineke,  Secretary  &  Treasurer





ACKNOWLEDGED  AND  AGREED:



                    /s/  Peter  Dermutz
                    -------------------------------------------
                    Peter  Dermutz,  an  individual


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